Reconciliation of Total Income Taxes Reported with the Amount of Income Taxes Computed at the Federal Statutory Rate (Details) (USD $)	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Reconciliation of Total Income Taxes Reported with the Amount of Income Taxes Computed at the Federal Statutory Rate
Tax expense at statutory rate	$ 4,332	$ 3,238	$ 2,632
Tax exempt interest	(1,144)	(1,275)	(1,533)
Nondeductible interest expense	18	29	45
Employee benefits	(196)	(240)	(244)
Other nondeductible expenses (nontaxable income) - net	11	32	55
State income taxes net of federal tax benefit		41	(40)
Dividend income exclusion		(1)	(52)
Other tax benefit	(156)	92	(119)
Total provision for income taxes	$ 2,865	$ 1,916	$ 745
Effective tax rate	22.00%	20.00%	10.00%